UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21719

INVESTMENT MANAGERS SERIES TRUST
(Exact name of registrant as specified in charter)

803 W. Michigan Street
Milwaukee, WI 53233
(Address of principal executive offices) (Zip code)

Constance Dye Shannon
UMB Fund Services, Inc.
803 W. Michigan Street
Milwaukee, WI 53233
(Name and address of agent for service)

(414) 299-2295
Registrant's telephone number, including area code

Date of fiscal year end: November 30,

Date of reporting period:  November 30, 2010

Item 1. Report to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

FAMCO MLP & Energy Infrastructure Fund

ANNUAL REPORT
November 30, 2010

FAMCO MLP & Energy Infrastructure Fund
a series of the Investment Managers Series Trust

Table of Contents

Letter to Shareholders	1
Fund Performance	4
Fund Expenses	5
Schedule of Investments	6
Statement of Assets and Liabilities	10
Statement of Operations	11
Statement of Changes in Net Assets	12
Financial Highlights	13
Notes to Financial Statements	14
Report of Independent Registered Public Accounting Firm	20
Supplemental Information	21

8235 Forsyth Boulevard, Suite 700 Saint Louis, Missouri 63105 Telephone: 314 446-6700 Facsimile: 314 446-6707 www.famco.com

MLP & Energy Infrastructure Fund (“MLPPX”)
November 30, 2010

Dear Shareholder

Thank you for your investment in the FAMCO MLP & Energy Infrastructure Fund (“the Fund”).  This report covers the Fund’s performance for the fiscal year ended November 30, 2010 as well as an overall update on the Fund’s investments.

Our firm, Fiduciary Asset Management, LLC (“FAMCO”), serves as investment advisor for the Fund.  Founded in 1994, FAMCO is a Missouri limited liability company registered with the Securities and Exchange Commission as an investment adviser and is a wholly owned subsidiary of Piper Jaffray Companies.  We manage MLP, equity and fixed income assets for investment companies, institutions and high net worth individuals.

The Fund’s investment objective is long-term capital appreciation and current income.  We believe the Fund’s performance will be highly, but not exactly, correlated to the same fundamentals that drive MLP equity returns. By allocating the Fund’s investments among equity and debt securities, we expect that, over time, the Fund may benefit from a high level of current income with greater liquidity and less volatility than a similarly sized portfolio of MLP equities.  We further believe that in strong positive MLP equity markets the Fund may not achieve as favorable returns as a portfolio of MLP equities; conversely in weak MLP equity markets the Fund may have more favorable returns than such a portfolio.

The Fund launched on September 9, 2010.  At November 30, 2010, the Fund’s net assets under management were approximately $8.4 million.  The initial funding came from Piper Jaffray and FAMCO employees, including members of the portfolio management team.

MLPs, as represented by the Alerian MLP Index, returned a positive 10.5% since the Fund’s inception, compared to a return of 7.4% for the S&P 500 Index and a return of 0.7% for the Barclays U.S. Aggregate Bond Index.

The Fund’s NAV performance since inception through November 30, 2010 was 5.8%.  The Fund’s volatility since inception, as measured by annualized standard deviation, was 6.4% vs. 8.4% for the Alerian MLP Index.  The Fund benefited from the positive performance of MLPs and affiliate equities.  Strong fundamentals along with rising investor risk tolerance stimulated buying of MLPs and affiliate equities.  Concerns over rising U.S. interest rates dampened interest in fixed income securities and negatively impacted the Fund’s overall return.  Overall, we are pleased with the Fund’s short-term performance since inception as well as its current positioning.

At November 30, 2010, the portfolio was overweight the equities of MLPs and MLP affiliates and underweight the fixed income securities.  The MLP sleeve (25% of the portfolio) was entirely invested in MLP equities.  The Fund also owned a 15% position in MLP I-units, which are pay-in-kind securities that do not count towards the Fund’s 25% MLP limitation.  The Fund owned no debt issued directly by MLPs.  With a long-term target equity/fixed income allocation of 60%/40%, the Fund added value during the period by holding a 62% average weight in MLPs and affiliate equities and 38% average weight in fixed income.  Since inception through November 30, 2010, the Fund had a correlation of approximately 83% to the Alerian MLP Index.

Significant portfolio themes are:  1) a preference for MLPs and MLP affiliate equities compared to fixed income securities; 2) a barbell of quality and commodity exposure among our equity holdings; and 3) a preference for credit risk as opposed to interest rate risk in the fixed income portion of the portfolio.

As a shareholder, you will receive a 1099 in January.  Therefore, if you are a tax-exempt investor holding Fund shares you generally will not have unrelated business taxable income (“UBTI”) attributable to your ownership or sale of the Fund shares unless your ownership of the shares is debt-financed.  Similarly, it is generally expected that you will not incur the state and local income tax obligations or become subject to the state and local income tax return filing requirements by reason of your holdings of Fund shares.

We appreciate your investment in the Fund.

Sincerely,

Fiduciary Asset Management, LLC

Alerian MLP Index is a composite of the 50 most prominent energy master limited partnerships calculated using a float-adjusted, capitalization-weighted methodology.  S&P 500 Index is a value weighted index of the prices of 500 large cap common stocks actively traded in the United States.  Barclays U.S. Aggregate Bond Index covers the U.S. dollar denominated, investment-grade, fixed rate, taxable bond market of SEC registered securities.  The index includes bonds from the Treasury, Government-Related, Corporate, MBS (agency fixed-rate and hybrid ARM passthroughs), ABS, and CMBS sectors.

Master limited partnership (MLP) is a limited partnership that is publicly traded on a securities exchange.  It combines the tax benefits of a limited partnership with the liquidity of publicly traded securities.  Standard deviation is a measure of the dispersion of a set of data from its mean. The more spread apart the data, the higher the deviation.

An investment in vehicles like MLPPX are speculative investments and are not suitable for all investors, nor do they represent a complete investment program. MLPPX is available only to qualified investors who are comfortable with the substantial risks associated with investing in similar vehicles. An investment in a vehicle like MLPPX includes the risks inherent in an investment in securities, market risk, industry concentration risk, MLP Units risk, general MLP risk, energy and natural resource company risk, depletion and exploration risk, marine transportation companies risk, regulatory risk, commodity pricing risk, weather risk, cash flow risk, affiliated party risk, catastrophe risk, acquisition risk, natural resources sector risk, foreign securities risk, ETF risk, credit risk, interest rate risk, high yield securities risk, derivatives risk, leveraging risk, tax risk, non-diversification risk, advisor risk.  For complete descriptions of risks, please refer to the Fund’s Private Placement Memorandum (“PPM”).

An investor should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. This and other important information about the Fund can be found in the PPM. Please read the PPM carefully before investing.

The views in this shareholder letter were those of the Investment Advisor as of the letter’s publication date and may not reflect his views on the date this letter is first distributed or anytime thereafter. These views are intended to assist readers in understanding the Fund’s investment methodology and do not constitute investment advice.

FAMCO MLP & Energy Infrastructure Fund
FUND PERFORMANCE at November 30, 2010

This graph compares a hypothetical $2 million investment in the Fund, made at its inception with a similar investment in the Alerian MLP Index.  Results include the reinvestment of all dividends and capital gains.

Alerian MLP Index is a composite of the 50 most prominent energy master limited partnerships calculated using a float-adjusted, capitalization-weighted methodology.  S&P 500 Index is a value weighted index of the prices of 500 large cap common stocks actively traded in the United States.  Barclays U.S. Aggregate Bond Index covers the U.S. dollar denominated, investment-grade, fixed rate, taxable bond market of SEC registered securities.   The indexes do not reflect expenses, fees or sales charge, which would lower performance.  The indexes are unmanaged and it is not possible to invest in an index.

Total Returns as of November 30, 2010
	1 Month	Since Inception*

FAMCO MLP & Energy Infrastructure Fund	0.47%	5.80%
Alerian MLP Index	1.91%	10.54%
S&P 500 Index	0.01%	7.41%
Barclays Capital U.S. Aggregate Index	-0.57%	0.71%
* Inception date 9/9/10.

Gross and Net Expense Ratios for the Fund was 5.89% and 1.00%, respectively, as of 11/30/10.   The Advisor has contractually waived fees through February 28, 2012.

The performance data quoted here represents past performance and past performance is not a guarantee of future results.  Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.  Current performance may be lower or higher than the performance information quoted.

Returns reflect the reinvestment of distributions made by the Fund, if any.  The deduction of taxes that a shareholder would pay on Fund distribution or the redemption of Fund shares is not reflected in the total returns.

The Fund's Advisor has waived fees or expenses; absent such waivers, the Fund's returns would have been lower.

FAMCO MLP & Energy Infrastructure Fund
Fund Expenses – November 30, 2010 (Unaudited)

Expense Example
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; and other Fund expenses.  The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from 9/9/10 to 11/30/10.

Actual Expenses
The information in the table under the headings “Actual Performance” provides actual account values and actual expenses.  You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column in the row entitled “Expenses Paid during Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information in the tables under the headings “Hypothetical (5% annual return before expenses)” provides hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (load) or contingent deferred sales charges.  Therefore, the information under the headings “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period**
	9/9/10*	11/30/10	9/9/10-11/30/10

Actual Performance	$1,000.00	$1,058.00	$2.34
Hypothetical (5% annual return before expenses)	$1,000.00	$1,009.10	$2.28

* The Fund commenced operations on September 9, 2010.

** Expenses are equal to the Fund’s annualized expense ratio of 1.00% multiplied by the average account value over the period, multiplied by the number of days in the period since inception divided by 365.  The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

FAMCO MLP & Energy Infrastructure Fund
SCHEDULE OF INVESTMENTS - As of November 30, 2010

Principal
Amount		Value

	CORPORATE BONDS - 38.5%
$100,000	Anadarko Petroleum Corp.	$108,030
	6.375%, 9/15/2017
175,000	Arch Coal, Inc.	191,625
	7.250%, 10/1/2020
12,000	Arch Western Finance LLC	12,135
	6.750%, 7/1/2013
50,000	Chesapeake Energy Corp.	50,375
	6.500%, 8/15/2017
175,000	Chesapeake Energy Corp.	196,000
	9.500%, 2/15/2015
150,000	ConocoPhillips	181,262
	6.000%, 1/15/2020
25,000	Constellation Energy Group, Inc.	26,671
	4.550%, 6/15/2015
25,000	Denbury Resources, Inc.	27,687
	9.750%, 3/1/2016
100,000	Denbury Resources, Inc.	109,000
	8.250%, 2/15/2020
25,000	Duke Energy Corp.	27,480
	5.050%, 9/15/2019
50,000	El Paso Corp.	52,682
	7.000%, 6/15/2017
25,000	El Paso Corp.	30,562
	12.000%, 12/12/2013
100,000	Enbridge, Inc.	113,218
	5.800%, 6/15/2014
100,000	Encana Corp.	116,460
	5.900%, 12/1/2017
150,000	Encana Corp.	180,901
	6.500%, 5/15/2019
25,000	Occidental Petroleum Corp.	27,695
	4.125%, 6/1/2016
200,000	Oneok, Inc.	220,184
	5.200%, 6/15/2015
150,000	Panhandle Eastern Pipeline Co. LP	179,307
	8.125%, 6/1/2019
100,000	Petrohawk Energy Corp.	99,750
	7.250%, 8/15/2018

FAMCO MLP & Energy Infrastructure Fund
SCHEDULE OF INVESTMENTS - As of November 30, 2010

Principal
Amount		Value

$100,000	Pioneer Natural Resources Co.	$106,426
	6.875%, 5/1/2018
150,000	Pioneer Natural Resources Co.	159,085
	6.650%, 3/15/2017
25,000	Quicksilver Resources, Inc.	28,688
	11.750%, 1/1/2016
20,000	Spectra Energy Capital LLC	25,065
	8.000%, 10/1/2019
150,000	Suncor Energy, Inc.	174,494
	6.100%, 6/1/2018
25,000	Sunoco, Inc.	26,221
	5.750%, 1/15/2017
150,000	Sunoco, Inc.	180,089
	9.625%, 4/15/2015
150,000	Tennessee Gas Pipeline Co.	176,852
	8.000%, 2/1/2016
20,000	TransCanada PipeLines Ltd.	29,174
	9.875%, 1/1/2021
150,000	TransCanada PipeLines Ltd.	151,529
	3.800%, 10/1/2020
200,000	Williams Cos., Inc.	241,845
	7.875%, 9/1/2021

	TOTAL BONDS (Cost $3,281,820)	3,250,492

Number
of Shares		Value
	COMMON STOCKS - 36.1%
	ENERGY - 28.5%
915	Chesapeake Energy Corp.	19,325
2,740	ConocoPhillips	164,866
1,825	Enbridge, Inc.	101,634
9,277	Enbridge Energy Management LLC	565,155
2,285	EQT Corp.	92,474
9,134	Kinder Morgan Management LLC	584,511
2,740	Occidental Petroleum Corp.	241,586
11,190	Spectra Energy Corp.	265,986
4,565	Teekay Offshore Partners LP	131,563
3,655	TransCanada Corp	129,131
4,565	Williams Cos., Inc.	104,128
		2,400,359

FAMCO MLP & Energy Infrastructure Fund
SCHEDULE OF INVESTMENTS - As of November 30, 2010

Number
of Shares		Value

	UTILITIES - 7.6%
12,330	CenterPoint Energy, Inc.	$192,718
10,960	Duke Energy Corp.	192,348
3,655	Oneok, Inc.	186,807
2,285	UGI Corp.	67,796
		639,669

	TOTAL COMMON STOCK (Cost $2,817,423)	3,040,028

	MASTER LIMITED PARTNERSHIPS - 23.4%
2,740	Alliance Holdings GP LP	124,944
3,880	Copano Energy LLC	116,128
3,425	DCP Midstream Partners LP	119,533
4,565	El Paso Pipeline Partners LP	151,193
4,565	Energy Transfer Equity LP	180,591
6,850	Enterprise Products Partners LP	288,248
1,370	EV Energy Partner LP	52,293
4,110	Genesis Energy LP	100,407
685	Magellan Midstream Partners LP	38,360
1,825	Pioneer Southwest Energy Partners LP	50,936
1,715	Plains All American Pipeline LP	105,473
2,740	Regency Energy Partners LP	70,418
1,370	Suburban Propane Partners LP	74,829
4,565	TC Pipelines LP	212,227
4,565	Western Gas Partners LP	135,946
3,195	Williams Partners LP	150,325

	TOTAL MASTER LIMITED PARTNERSHIPS (Cost $1,884,594)	1,971,851

	SHORT TERM INVESTMENT - 3.1%
$258,523	Fidelity Institutional Money Market, 0.23%†	258,523

	TOTAL SHORT TERM INVESTMENTS (Cost $258,523)	258,523

FAMCO MLP & Energy Infrastructure Fund
SCHEDULE OF INVESTMENTS - As of November 30, 2010

TOTAL INVESTMENTS – 101.1% (Cost $8,242,360)	$8,520,894
Other Liabilities in Excess of Assets – (1.1%)	(88,965)
TOTAL NET ASSETS – 100%	$8,431,929

LLC	Limited Liability Company
LP	Limited Partnership
†	The rate quoted is the annualized seven-day yield at period end.

Sector Representation as of 11/30/10 (% of net assets)

Master Limited Partnerships	23.4%
Corporate Bonds	38.5%
Common Stocks	36.1%
Short-Term Investment	3.1%
Total Investments	101.1%
Liabilities less Other Assets	-1.1%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

FAMCO MLP & Energy Infrastructure Fund
STATEMENT OF ASSETS AND LIABILITIES
November 30, 2010

ASSETS
Investments in securities, at value (cost $8,242,360)	$8,520,894
Receivables:
Dividends and interest	71,219
From Advisor	21,795
Prepaid expenses	29,615
Total assets	8,643,523

LIABILITIES
Payables:
Investment securities purchased	154,500
Administration fees	7,693
Custody fees	2,426
Fund accounting fees	9,253
Transfer agent fees	7,637
Trustees fees	1,348
Chief Compliance Officer fees	881
Accrued other expenses	27,856
Total liabilities	211,594

NET ASSETS	$8,431,929

COMPONENTS OF NET ASSETS
Capital (par value of $0.01 per share with an unlimited number of shares authorized)	$8,120,737
Undistributed net investment loss	(1,511)
Accumulated net realized gain on investments	34,169
Net unrealized appreciation on:
Investments	278,534
Net Assets	$8,431,929

Net asset value, offering and redemption price per share
[$8,431,929/804,384 shares outstanding]	$10.48

See accompanying Notes to Financial Statements.

FAMCO MLP & Energy Infrastructure Fund
STATEMENT OF OPERATIONS
For the Period September 9, 2010* through November 30, 2010

INVESTMENT INCOME
Income
Dividends (net of foreign withholding taxes of $318)	$44,633
Interest	25,218
Total income		$69,851

Expenses
Advisory fees	11,291
Audit fees	23,670
Administration fees	12,132
Fund accounting fees	12,020
Transfer agent fees	9,233
Offering cost	8,409
Miscellaneous	2,454
Custody fees	2,426
Legal fees	2,247
Chief compliance officer fees	2,022
Trustees' fees and expenses	1,348
Shareholder reporting fees	857
Insurance fees	672

Total expenses		88,781
Less: Advisory fees waived and reimbursed expenses		(73,727)
Net expenses		15,054
Net investment income		54,797

REALIZED AND UNREALIZED GAIN FROM INVESTMENTS
Net realized gain from Investments		34,975
Net change in unrealized appreciation on Investments		278,534
Net realized and unrealized gain on investments		313,509

Net Increase in Net Assets from Operations		$368,306

* The Fund commenced operations on September 9, 2010.

See accompanying Notes to Financial Statements.

FAMCO MLP & Energy Infrastructure Fund
STATEMENT OF CHANGES IN NET ASSETS

For the Period
September 9, 2010*
to November 30, 2010
INCREASE IN NET ASSETS FROM:
Operations
Net investment income	$54,797
Net realized gain on investments	34,975
Net unrealized appreciation on investments	278,534
Net increase in net assets resulting from operations	368,306

Distributions to Shareholders
From net investment income	(27,089)
From net realized gain	(31,871)
From return of capital	(20,718)
Total distributions	(79,678)

Capital Transactions
Net change in net assets from capital transactions (a)	8,143,301

Total increase in net assets	8,431,929

NET ASSETS
Beginning of period	-
End of period	$8,431,929

Undistributed net investment (loss)	$(1,511)

(a)	A Summary of share transactions is as follows:

	September 9, 2010*
	through November 30, 2010
	Shares	Paid-in Capital
Shares sold	796,781	$8,063,623
Shares reinvested	7,603	79,678
Shares redeemed	-	-
Net increase	804,384	$8,143,301

*The Fund commenced operations on September 9, 2010.

See accompanying Notes to Financial Statements.

FAMCO MLP & Energy Infrastructure Fund
FINANCIAL HIGHLIGHTS

Per share operating performance.
For a capital share outstanding throughout the period

	For the Period
	September 9, 2010*
	to November 30, 2010
Net asset value, beginning of period	$10.00
Income from Investment Operations
Net investment income	0.07	(a)
Net realized and unrealized gain on investments	0.51
Total from investment operations	0.58

Less Distributions:
From net investment income	(0.03)
From net realized gain	(0.04)
From return of capital	(0.03)
Total distributions	(0.10)

Net asset value, end of period	$10.48

Total return	5.80	% *

Ratios and Supplemental Data
Net assets, end of period	$8,432

Ratio of expenses to average net assets
Before fees waived and expenses absorbed	5.89	% †
After fees waived and expenses absorbed	1.00	% †
Ratio of net investment income to average net assets
Before fees waived and expenses absorbed	-1.25	% †
After fees waived and expenses absorbed	3.64	% †
Portfolio turnover rate	25.1	% *

*	Not annualized. The Fund commenced operations on September 9, 2010.
†	Annualized.
(a)	Based on average shares outstanding duing the period.

See accompanying Notes to Financial Statements.

FAMCO MLP & Energy Infrastructure Fund
NOTES TO FINANCIAL STATEMENTS
November 30, 2010

Note 1 – Organization
FAMCO MLP & Energy Infrastructure Fund (the ‘‘Fund’’) was organized as a non-diversified series of Investment Managers Series Trust, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).  The Fund’s primary investment objective is long-term capital appreciation and current income. The Fund commenced investment operations on September 9, 2010.

Note 2 –Accounting Policies
The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements.  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.  Actual results could differ from these estimates.

(a) Valuation of Investments
The Fund values equity securities at the last reported sale price on the principal exchange or in the principal over the counter (OTC) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean between the last available bid and asked prices on that day.  Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”).  Debt securities are valued at the last available bid price for such securities, or if such prices are not available, at prices for securities of comparable maturity, quality and type.  All other types of securities, including restricted securities and securities for which market quotations are not readily available, are valued at fair value as determined in accordance with procedures established in good faith by the Board of Trustees.  Short-term securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value.

Fair value pricing may be applied to non-U.S. securities.  The trading hours for most non-U.S. securities end prior to the close of the NYSE, the time that the Fund’s net asset value per share (“NAV”) is calculated.  The occurrence of certain events after the close of non-U.S. markets, but prior to the close of the NYSE (such as a significant surge or decline in the U.S. market) may result in an adjustment to the trading prices of non-U.S. securities when non-U.S. markets open on the following business day.  If such events occur, the Fund may value non-U.S. securities at fair value, taking into account such events, when the NAV is calculated.

(b) Master Limited Partnerships
An MLP is an entity receiving partnership taxation treatment under the U.S. Internal Revenue Code of 1986 (the “Code”), the partnership interests or “units” of which are traded on securities exchanges like shares of corporate stock.  Holders of MLP units generally have limited control and voting rights on matters affecting the partnership.  The value of the Fund’s investment in MLPs depends largely on the MLPs being treated as partnerships for U.S. federal income tax purposes. If an MLP does not meet current legal requirements to maintain partnership status, or if it is unable to do so because of tax law changes, it would be taxed as a corporation and there could be a material decrease in the value of its securities.

(c) Sector Concentration Risk
The focus of the Fund’s portfolio on a specific industry may present more risks than if the portfolio were broadly diversified over numerous industries. A downturn in energy related industries would have a larger impact on the Fund than on an investment company that does not concentrate in such industries. At times, the performance of the Fund’s investments may lag the performance of other industries or the broader market as a whole. Such underperformance may continue for extended periods of time.

FAMCO MLP & Energy Infrastructure Fund
NOTES TO FINANCIAL STATEMENTS
November 30, 2010 (Continued)

(d) Investment Transactions, Investment Income and Expenses
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis.  Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis.  Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.  Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.  Expenses incurred by the Trust with respect to more than one fund are allocated in proportion to the net assets of each fund except where allocation of direct expenses to each Fund or an alternative allocation method can be more appropriately made.

The Fund incurred offering costs of approximately $38,553, which are being amortized over a one-year period from September 9, 2010 (commencement of operations).

(e) Federal Income Taxes
The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders.  Therefore, no provision is made for federal income or excise taxes.  Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations.

The Income Tax Statement requires management of the Fund to analyze tax positions expected to be taken in the Fund’s 2010 tax returns, as defined by IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the fiscal year ended November 30, 2010, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(f) Distributions to Shareholders
The Fund will make distributions of net investment income quarterly and capital gains, if any, at least annually.  Distributions to shareholders are recorded on the ex-dividend date.  The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.  Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

FAMCO MLP & Energy Infrastructure Fund
NOTES TO FINANCIAL STATEMENTS
November 30, 2010 (Continued)

Note 3 – Investment Advisory and Other Agreements
The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement (the “Agreement”) with Fiduciary Asset Management, LLC (the “Advisor”).  Under the terms of the Agreement, the Fund pays a monthly investment advisory fee to the Advisor at the annual rate of 0.75% of the Fund’s average daily net assets.  The Advisor has contractually agreed to waive its fee and, if necessary, to reimburse other operating expenses in order to limit total annual operating expenses to 1.00% of the Fund's average daily net assets until September 9, 2011.

For the period September 9, 2010 through November 30, 2010, the Advisor waived all of its advisory fees in the amount of $11,291 and reimbursed fund expenses in the amount of $62,436.  The Advisor may recover from the Fund fees and expenses previously waived or reimbursed, if the Fund’s expense ratio, including the recovered expenses, falls below the expense limit in place at the time the expenses were incurred.  At November 30, 2010, the amount of these potentially recoverable expenses was $73,727.  The Advisor is permitted to seek reimbursement from the Fund for a period three fiscal years following the fiscal year in which such reimbursements occurred.

Foreside Fund Services, LLC (“Foreside”) serves as the Fund’s placement agent; UMB Fund Services, Inc. (“UMBFS”) serves as the Fund’s fund accountant, transfer agent and co-administrator; and Mutual Fund Administration Corporation (“MFAC”) serves as the Fund’s other co-administrator. UMB Bank, n.a. (“UMBNA”), an affiliate of UMBFS, serves as the Fund’s custodian.

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Fund does not compensate trustees and officers affiliated with the Fund’s co-administrators.  For the period September 9, 2010 through November 30, 2010, the Fund’s allocated fees incurred for Trustees who are not affiliated with the Fund’s co-administrators are reported on the Statement of Operations.

Cipperman & Co. provides Chief Compliance Officer (“CCO”) services to the Trust.  The Fund’s allocated fees incurred for CCO services for the period September 9, 2010 through November 30, 2010, are reported on the Statement of Operations.

Note 4 – Federal Income Taxes
At November 30, 2010, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes were as follows:

Cost of investments	$8,217,488

Gross unrealized appreciation	363,941
Gross unrealized depreciation	(60,535)

Net unrealized appreciation	$303,406

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

FAMCO MLP & Energy Infrastructure Fund
NOTES TO FINANCIAL STATEMENTS
November 30, 2010 (Continued)

As of November 30, 2010, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$-
Undistributed long-term capital gains	-
Tax accumulated earnings	-
Accumulated capital, other losses and partial MLP dispositions	7,786
Net unrealized appreciation on investments	303,406
Total accumulated earnings	$311,192

Accounting principals generally accepted in the United States require that certain components of net assets be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.  For the period September 9, 2010 to November 30, 2010, permanent differences in book and tax accounting have been reclassified to paid-in capital, undistributed net investment income and accumulated realized loss as follows:

Increase (Decrease)
Paid in Capital	Undistributed Net Investment Income	Accumulated Realized Gains
$(22,564)	$(8,501)	$31,065

The tax character of distributions paid during the fiscal year ended November 30, 2010 was as follows:

November 30, 2010
Distribution paid from:
Ordinary income	$58,679
Tax return of capital	20,999

Total distributions paid	$79,678

Note 5 - Investment Transactions
For the period September 9, 2010 through November 30, 2010, purchases and sales of investments, excluding short-term investments, were $9,841,234 and $1,885,116, respectively.

Note 6 – Indemnifications
In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, the Fund expects the risk of loss to be remote.

Note 7 –Fair Value Measurements and Disclosure
Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements.  It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

FAMCO MLP & Energy Infrastructure Fund
NOTES TO FINANCIAL STATEMENTS
November 30, 2010 (Continued)

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Fund’s investments.  These inputs are summarized into three broad levels as described below:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that a Fund has the ability to access.

•
Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•
Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used, as of November 30, 2010, in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3*	Total
Assets Table
Investments, at Value:
Corporate Bonds	$-	$3,250,492	$-	$3,250,492
Common Stocks[1]	3,040,028	-	-	3,040,028
Master Limited Partnerships	1,971,851	-	-	1,971,851
Short-Term Investments	258,523	-	-	258,523
Total Investments, at Value	5,270,402	3,250,492	-	8,520,894
Total Assets	$5,270,402	$3,250,492	$-	$8,520,894

*The Fund did not hold any level 3 securities during the period.

1 All common stocks held in the Fund are level 1 securities. For a detailed break-out of common stocks by major industry classification, please refer to the Schedule of Investments.

FAMCO MLP & Energy Infrastructure Fund
NOTES TO FINANCIAL STATEMENTS
November 30, 2010 (Continued)

Note 8 – Derivative and Hedging Disclosure:
Derivatives and Hedging requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effects on the Fund’s financial position, performance and cash flows. The Fund did not hold any securities requiring disclosure.

Note 9 – Improving Disclosures about Fair Value Measurements
In January 2010, Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update “Improving Disclosures about Fair Value Measurements” (“ASU”). The ASU requires enhanced disclosures about a) transfers into and out of Levels 1 and 2, and b) purchases, sales, issuances, and settlements on a gross basis relating to Level 3 measurements.  The first disclosure is effective for the first reporting period beginning after December 15, 2009, and for interim periods within those fiscal years.  There were no significant transfers into and out of Levels 1 and 2 during current period presented.

The second disclosure will become effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years.  Management is currently evaluating the impact this disclosure may have on the Fund’s financial statements.

Note 10 – Events Subsequent to the Fiscal Period End:
The Fund has adopted financial reporting rules regarding subsequent events which requires an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet.  There were no subsequent events or transactions that occurred that materially impacted the amounts or disclosures in the Fund’s financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders
Investment Managers Series Trust

We have audited the accompanying statement of assets and liabilities of FAMCO MLP & Energy Infrastructure Fund (the “Fund”), a series of Investment Managers Series Trust, including the schedule of investments, as of November 30, 2010, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the period September 9, 2010 (commencement of operations) to November 30, 2010.  These financial statements and financial highlights are the responsibility of the Fund’s management.   Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).   Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.   The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.   Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.   Accordingly, we express no such opinion.   An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.   Our procedures included confirmation of securities owned as of November 30, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of FAMCO MLP & Energy Infrastructure Fund as of November 30, 2010, and the results of its operations, the changes in its net assets and its financial highlights for the period September 9, 2010 to November 30, 2010, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP
Philadelphia, Pennsylvania
January 26, 2011

FAMCO MLP & Energy Infrastructure Fund
SUPPLEMENTAL INFORMATION (Unaudited)

Tax Information
For the year ended November 30, 2010, 22.95% of the dividends paid from net investment income, including short-term capital gains (if any), for the Fund, is designated as qualified dividend income.

For the year ended November 30, 2010, 23.30% of the dividends paid from net investment income, including short-term capital gains (if any), for the Fund, qualifies for the dividends received deduction available to corporate shareholders.

Trustees and Officer Information
Additional information about the Trustees is included in the Fund’s Statement of Additional Information which is available, without charge, upon request by calling 314-446-6747.  The Trustees and officers of the Fund and their principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
“Independent” Trustees:
Charles H. Miller[a] (born 1947) Trustee	Since November 2007	Executive Vice President, Client Management and Development, Access Data Corporation, a Broadridge company, a provider of technology and services to asset management firms (1997-present).	31	None.
Ashley Toomey Rabun [a] (born 1952) Trustee and Chairperson of the Board	Since November 2007	President and Founder, InvestorReach, Inc. a financial services consulting firm (1996-present).	31	None.
William H. Young [a] (born 1950) Trustee	Since November 2007	Independent financial services consultant (1996-present); Consultant-Interim CEO, Unified Fund Services, Inc., a mutual fund service provider (2003-2006); Ex-officio Board Member of the National Investment Company Service Association and past President and Chairman (1995-1997); Senior Vice President, Oppenheimer Management Company (1983-1996).	31	None.
Interested Trustees:
John P. Zader a † (born 1961) Trustee and President	Since November 2007 as Trustee and December 2007 as President	CEO, UMB Fund Services, Inc., a mutual and hedge fund service provider, and the transfer agent, fund accountant, and co-administrator for the Fund, and affiliate of the Fund’s distributor and custodian (2006-present); Consultant to Jefferson Wells International, a provider of professional services for multiple industries, including financial services organizations (2006); Senior Vice President and Chief Financial Officer, U.S. Bancorp Fund Services, LLC, a mutual and hedge fund service provider (1988-2006).	31	None.

FAMCO MLP & Energy Infrastructure Fund
SUPPLEMENTAL INFORMATION (Unaudited)

Name, Address, Year of Birth and Position(s) held with Trust	Term of Officec and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
Eric M. Banhazlb† (born 1957) Trustee and Vice President	Since January 2008 as Trustee and December 2007 as Vice President	President, Mutual Fund Administration Corp. (2006 – present); Senior Vice President, U.S. Bancorp Fund Services, LLC, a mutual and hedge fund service provider (2001 – 2006).	31	Advisors Series Trust (1997 to 2007).
Officers of the Trust
Rita Dam[b] (born 1966) Treasurer and Assistant Secretary	Since December 2007	Vice President, Mutual Fund Administration Corp. (2006 – present); Vice President, U.S. Bancorp Fund Services, LLC, a mutual and hedge fund service provider (2001 - 2006).	N/A	N/A
Joy Ausili[b] (born 1966) Secretary and Assistant Treasurer	Since December 2007	Vice President, Mutual Fund Administration Corp. (2006 – present); Vice President, U.S. Bancorp Fund Services, LLC, a mutual and hedge fund service provider (2001 - 2006).	N/A	N/A
Terrance P. Gallagher, CPA, JD a (born 1958) Vice President	Since December 2007
Executive Vice President, UMB Fund Services, Inc. (2007 – present); Director of Compliance, Unified Fund Services Inc. (2004 – 2007); Partner, The Academy of Financial Services Studies and Precision Marketing Partners (1998 - 2004); Senior Vice President, Chief Financial Officer and Treasurer of AAL Capital Management and The AAL Mutual Funds (1987 - 1998).
			N/A	N/A
Robert Tuszynski [a] (born 1959) Vice President	Since March 2010	Senior Vice President, Director of Distribution Services, UMB Fund Services, Inc. (2008 – present); Vice President and CCO, CUNA Mutual Fund Group (2004 – 2008).	N/A	N/A
Todd Cipperman[b] (born 1966) Chief Compliance Officer (“CCO”)	Since December 2009	Founder and Principal, Cipperman & Company/Cipperman Compliance Services (2004 – present).	N/A	N/A

a	Address for certain Trustees and certain officers: 803 West Michigan Street, Milwaukee, WI 53233-2301.
b	Address for Mr. Banhazl, Ms. Ausili and Ms. Dam: 2220 E. Route 66, Suite 226, Glendora, CA 91740. Address for Mr. Cipperman: 500 Swedesford Road, Suite 104, Wayne, PA 19087.
c	Trustees and officers serve until their successors have been duly elected.
†
Mr. Zader is an “interested person” of the Trust by virtue of his position with UMB Fund Services, Inc., the transfer agent, fund accountant and co-administrator of the Fund, and the Fund’s custodian, UMB Bank, n.a.  Mr. Banhazl is deemed to be an “interested person” of the Trust by virtue of his position with Mutual Fund Administration Corp., the Fund’s co-administrator.

FAMCO MLP & Energy Infrastructure Fund
SUPPLEMENTAL INFORMATION (Unaudited)

Board Consideration of Investment Advisory Agreement (Unaudited)

At an in-person meeting held on August 5, 2010, the Board of Trustees (the “Board”) of Investment Managers Series Trust (the “Trust”), including the trustees who are not “interested persons” of the Trust (the “Independent Trustees”) as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), reviewed and unanimously approved the Investment Advisory Agreement (the “Advisory Agreement”) between the Trust and Fiduciary Asset Management,  LLC (the “Investment Advisor”) with respect to the FAMCO MLP & Energy Infrastructure Fund series of the Trust (the “Fund”) for an initial two-year term ending September 9, 2012.  In approving the Advisory Agreement, the Board of Trustees, including the Independent Trustees, determined that the Advisory Agreement is in the best interests of the Fund.

Background

In advance of the meeting, the Board received information about the Advisory Agreement from the Investment Advisor and from Mutual Fund Administration Corporation (“MFAC”) and UMB Fund Services, Inc., the Trust’s co-administrators, certain portions of which are discussed below. The Board also received a memorandum from the independent legal counsel to the Independent Trustees discussing the legal standards under the 1940 Act and other applicable law for their consideration of the proposed approval of the Advisory Agreement. The Board considered a presentation made by representatives of the Investment Advisor at a previous meeting and discussed certain information it had provided in connection with that meeting, as well as other more current information.  Before voting on the Advisory Agreement, the Independent Trustees met in a private session at which no representatives of the Investment Advisor were present.

In approving the Advisory Agreement, the Board and the Independent Trustees considered a variety of factors, including those discussed below.  In their deliberations, the Board and the Independent Trustees did not identify any particular factor that was controlling, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of Services

The Board considered the overall quality of services to be provided to the Fund by the Investment Advisor and discussed the specific responsibilities of the Investment Advisor under the Advisory Agreement.  In addition, the Board considered the background, qualifications, education and experience of the Investment Advisor’s key portfolio management and operational personnel; its overall financial position; its resources and efforts to retain and motivate capable personnel to serve the Fund; and the overall general quality and depth of its organization. The Board also took into account the experience of the Investment Advisor's senior management; its investment philosophy and processes, including its brokerage and trading practices; its disaster recovery and contingency planning; and its commitment and systems in place with regard to compliance with applicable laws and regulations.  The Board noted that the Investment Advisor did not manage any assets using the Fund’s investment strategies and therefore had not provided historical performance in that strategy; however, the Board noted the composite performance of accounts managed by the Investment Advisor using similar strategies.  The Board and the Independent Trustees determined that the nature, extent and quality of the services to be provided by the Investment Advisor were satisfactory.

FAMCO MLP & Energy Infrastructure Fund
SUPPLEMENTAL INFORMATION (Unaudited)

Advisory Fees and Expense Ratio

The Board considered a comparison of the proposed fees and expenses of the Fund to the fees and expenses of its peer group of funds compiled by MFAC using the Morningstar “Equity Energy” category.  With respect to the Fund, the Board observed the Fund’s proposed advisory fee and total expense ratio were below the peer group averages.  The Board also noted that the Investment Advisor has contractually agreed to limit the Fund’s expenses.  The Board and the Independent Trustees determined that the fees and expenses for the Fund were reasonable in light of the nature, extent and quality of the services provided by the Advisor.

Profitability and Economies of Scale

The Board and the Independent Trustees reviewed information about the Investment Advisor’s estimated profitability resulting from its relationship with the Fund during the Fund’s first year of operations.  With respect to the economies of scale, the Board and the Independent Trustees noted that initially, the Fund’s asset levels would likely be too low to achieve significant economies, and concluded that the matter of such economies, and the extent to which the Fund’s fee levels reflect those economies for the benefit of Fund investors, would be reviewed in the future as Fund assets grow.

Conclusion

Based on these and other factors, the Board and the Independent Trustees concluded that the Advisory Agreement is in the best interests of the Fund and, accordingly, approved the Advisory Agreement.

Investment Advisor
Fiduciary Asset Management, LLC
8235 Forsyth Boulevard, Suite 700
St. Louis, Missouri  63105

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania  19103

Custodian
UMB Bank, n.a.
928 Grand Boulevard, 5th Floor
Kansas City, Missouri  64106

 Fund Co-Administrator
Mutual Fund Administration Corporation
2220 E. Route 66, Suite 226
Glendora, California  91740

Fund Co-Administrator, Transfer Agent and Fund Accountant
UMB Fund Services, Inc.
803 West Michigan Street
Milwaukee, Wisconsin  53233-2301

Placement Agent
Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, Maine  04101

FUND INFORMATION

	TICKER	CUSIP
FAMCO MLP & Energy Infrastructure Fund	MLPPX	461 418 626

Privacy Principles of the FAMCO MLP & Energy Infrastructure Fund for Shareholders
The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund.  The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the FAMCO MLP & Energy Infrastructure Fund for their information.  It is not a Private Placement Memorandum, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Proxy Voting Policies and Procedures
A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at 314-446-6747, on the Fund’s website at www. or on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Record
Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling 314-446-6747, or by accessing the Fund’s Form N-PX on the SEC’s website at www.sec.gov.

Form N-Q Disclosure
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Form N-Q is available on the SEC website at  www.sec.gov or by calling the Fund at 314-446-6747. The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

FAMCO MLP & Energy Infrastructure Fund
803 West Michigan Street
Milwaukee, WI 53233-2301
314-446-6747

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-626-914-4141.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that the Registrant does not have an audit committee financial expert serving on its audit committee.  The audit committee is composed of the Registrant’s three independent Trustees, each of whom possesses extensive industry experience, but none of whom has all of the technical attributes identified in Instruction 2(b) to Item 3 of Form N-CSR to qualify as an “audit committee financial expert.”  The Board of Trustees believes that the audit committee has sufficient knowledge and experience to meet its obligations as the audit committee of the Registrant.  In addition, the Board of Trustees notes that the audit committee has the authority to retain any experts necessary to carry out its duties.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 11/30/10	FYE 11/30/09
Audit Fees	$12,500	N/A
Audit-Related Fees	N/A	N/A
Tax Fees	$2,500	N/A
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 11/30/10	FYE 11/30/09
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment advisor (and any other controlling entity, etc.—not sub-advisor) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment advisor is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees	FYE 11/30/10	FYE 11/30/09
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

(a)   Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)   Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed February 5, 2009.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust

By (Signature and Title)	/s/ John P. Zader
John P. Zader, President

Date	February 7, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ John P. Zader
John P. Zader, President

Date	February 7, 2011

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer

Date	February 7, 2011